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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 27, 2006

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     1-7598                  94-2359345
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 (State or Other Jurisdiction      (Commission File           (IRS Employer
      of Incorporation)                Number)             Identification No.)

          3100 Hansen Way, Palo Alto, CA                        94304-1030
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     (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operation and Financial Condition.

         On January 27, 2006, Varian Medical Systems, Inc. (the "Company") posted, on the investor relations webpage of its website www.varian.com, "Consolidated Statement of Earnings (Adjusted for the Change in Segment Reporting) Fiscal Year 2005 and Fiscal Year 2004 (Unaudited)" showing for fiscal years 2005 and 2004 the Company's reporting segments, with the Oncology Systems segment adjusted to include the BrachyTherapy unit and exclude the Security and Inspection Products business, and the "Other" category adjusted to include the Security and Inspection Products business and Ginzton Technology Center and exclude the BrachyTherapy unit. A copy of the Consolidated Statement of Earnings is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Please note that information on, or that can be accessed through, the Company's website is not to be incorporated by reference into this Current Report on Form 8-K or into any of the Company's other filings under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

            99.1 Consolidated Statement of Earnings (Adjusted for the Change in Segment Reporting) Fiscal Year 2005 and Fiscal Year 2004 (Unaudited).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Varian Medical Systems, Inc.


                                            By:    /s/ JOHN W. KUO
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

Dated: January 31, 2006

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                                  EXHIBIT INDEX

Number                                   Exhibit
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 99.1    Consolidated Statement of Earnings (Adjusted for the Change in Segment
         Reporting) Fiscal Year 2005 and Fiscal Year 2004 (Unaudited).